                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                             July 15, 2008
                             -------------

                       WESTAMERICA BANCORPORATION
                       --------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                                CALIFORNIA
                                ----------
              (State or Other Jurisdiction of Incorporation)


                001-9383                       94-2156203
                --------                       ----------
        (Commission File Number)    (IRS Employer Identification No.)


         1108 Fifth Avenue, San Rafael, California          94901
         ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


                               (707) 863-6000
                               --------------
            (Registrant's Telephone Number, Including Area Code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Exhibits
---------

99.1 Press release dated July 15, 2008



Item 2.02:  Results of Operations and Financial Condition
----------------------------------------------------------

On July 15, 2008 Westamerica Bancorporation announced their earnings for the second quarter of 2008. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                                 Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    JOHN "ROBERT" THORSON
-------------------------------------------------
John "Robert" Thorson
Senior Vice President and Chief Financial Officer
July 15, 2008

INDEX TO EXHIBITS
-----------------


                                                         Sequentially
Exhibit No.             Description                      Number Page
-----------             -------------------------        -------------
  (99.1)                 Press release dated                  5-16
                         July 15, 2008

FOR IMMEDIATE RELEASE

July 15, 2008


WESTAMERICA BANCORPORATION REPORTS
SECOND QUARTER 2008

San Rafael, CA: Westamerica Bancorporation (NASDAQ: WABC), parent company of Westamerica Bank, today reported quarterly net income for the second quarter of 2008 of $12.2 million, or $0.42 diluted earnings per share (EPS), compared to net income of $22.4 million, or $0.74 EPS for the second quarter of 2007. Second quarter 2008 results include a $18.2 million "other than temporary impairment charge" (OTTI) related to FHLMC and FNMA preferred stock which reduced net income $10.5 million and reduced EPS $0.35.

Net income for the six months ended June 30, 2008 was $39.0 million or $1.33 diluted earnings per share including the OTTI charge, and benefits from Visa's initial public offering which increased net income by $4.7 million and EPS by $0.16. Net income for the six months ended June 30, 2007 was $45.9 million or $1.50 diluted earnings per share including a $822 thousand gain on company-owned life insurance which contributed $0.02 to diluted earnings per share.

"Our net interest margin expanded to 5.16 percent in the second quarter 2008, compared to 4.79 percent for the first quarter 2008. Lower short-term interest rates allowed us to manage a 0.40 percent decline in our funding costs to generate this improved margin. Our credit quality remains sound. Non-performing loans totaled $12.0 million at June 30, 2008, or 0.49 percent of total loans, while our reserve for loan losses totaled 2.10 percent of total loans. Classified loans remained relatively stable at $33.5 million at June 30, 2008 compared to $33.3 million at March 31, 2008," said Chairman, President and CEO David Payne. "Our capital grew $11 million in the second quarter 2008 in spite of the OTTI charge. Our return on shareholders' equity was 19.4 percent for the first six months of 2008," Payne added.

Net interest income on a fully taxable equivalent basis (FTE) was $49.7 million for the second quarter of 2008, compared to $48.0 million (FTE) for the prior quarter and $46.1 million (FTE) reported for the second quarter of 2007. The second quarter 2008 net interest margin was 5.16 percent (FTE), compared to 4.79 percent (FTE) for the prior quarter and 4.36 percent (FTE) for the second quarter of 2007. Net interest income for the six months ended June 30, 2008 was $97.7 million (FTE) generating a margin of 4.97 percent (FTE), compared to net interest income of $93.0 million (FTE) and a margin of 4.38 percent (FTE) for the six months ended June 30, 2007. The improved net interest income is attributable to a higher net interest margin offset partially by lower average earning assets. The net interest margin has increased as lower short-term interest rates caused funding costs to decline at a faster pace than earning asset yields.

The provision for loan losses was $1.2 million for the six months ended June 30, 2008 compared to $150 thousand for the six months ended June 30, 2007. Net charge-offs for the six months ended June 30, 2008 totaled $2.7 million, or 0.22 percent (annualized) of average loans, compared to $2.0 million, or 0.16 percent (annualized) of average loans for the six months ended June 30, 2007. Non-performing loans at June 30, 2008 totaled $12.0 million, increased from $5.6 million at March 31, 2008. Classified loans, which include loans graded "substandard," "doubtful" and "loss" using regulatory guidelines, totaled $33.5 million at June 30, 2008 compared to $33.3 million at March 31, 2008. The increase in net charge-offs and non-performing loans is generally attributable to one construction loan relationship with loan collateral comprised of developed land and residential real estate properties located north of Sacramento, California. The borrower has marketed and received purchase offers on thirteen of the project's seventeen finished and nearly completed properties, and is negotiating a sale of a portion of the remaining developed land with an interested party. Management is aggressively pursuing collection of this loan relationship.

Noninterest income for the six months ended June 30, 2008 was $15.5 million, compared to $30.0 million for the six months ended June 30, 2007. Non-interest income for the 2008 period included the $18.2 million OTTI charge and $5.7 million in securities gains from the redemption of Visa Class B common stock as part of Visa's initial public offering. Non-interest income for the first six months of 2007 included a $822 thousand gain on company-owned life insurance. During 2008, the Company began issuing its own cashiers checks rather than use a vendor which paid the Company fees based on the availability of funds while the cashiers checks remained outstanding ("float"). By issuing its own cashiers' checks, the Company uses the related float as a source of funding and reduces its interest expense. Such vendor fees were $500 thousand lower in the six months ended June 30, 2008 compared to the six months ended June 30, 2007.

Noninterest expense for the second quarter of 2008 totaled $26.3 million, compared to $23.1 million for the prior quarter and $24.7 million for the second quarter of 2007. The increase in expenses from the prior quarter was primarily due to the first quarter 2008 reversal of a $2.3 million accrual for Visa related litigation, which was reversed with the funding of a litigation escrow as a part of the Visa IPO. In addition, professional fees were $147 thousand higher in the second quarter 2008 compared to the first quarter 2008. The increase in expenses from the second quarter 2007 to the second quarter 2008 was attributable to higher data processing, personnel, professional, and occupancy costs. Data processing costs were higher due to conversion of the Company's item processing function to an outside vendor in the third quarter 2007.

Shareholders' equity at June 30, 2008 was $410 million, increased from $399 million at March 31, 2008. During the second quarter 2008, the number of shares issued due to the exercise of stock options exceeded shares repurchased by the Company by 117 thousand shares. At June 30, 2008, 777 thousand shares of Company common stock may be purchased and retired under repurchase programs approved by the Company's Board of Directors. At June 30, 2008, Westamerica Bancorporation's total regulatory capital ratio was 11.5 percent and Westamerica Bank's total regulatory capital ratio was 11.0 percent; both measurements exceed the "well-capitalized" level of ten percent under regulatory requirements.

Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates 86 branches and two trust offices throughout 21 Northern and Central California counties. At June 30, 2008, the Company's total assets and total loans outstanding were $4.2 billion and $2.4 billion, respectively.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
               Westamerica Bancorporation
               Robert A. Thorson  -  SVP & Chief Financial Officer
               707-863-6840




FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the Company's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent annual and quarterly reports filed with the Securities and Exchange Commission, including the Company's Form 10-Q for the quarter ended March 31, 2008, and Form 10-K for the year ended December 31, 2007, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

                                   #####

WESTAMERICA BANCORPORATION           Public Information July 15, 2008
FINANCIAL HIGHLIGHTS
June 30, 2008

1. Net Income Summary.


                                     (dollars in thousands except per-share amounts)
                                                            Q2'08 /             Q2'08 /                       6/30'08YTD /
                                        Q2'08      Q2'07     Q2'07     Q1'08     Q1'08  6/30'08YTD 6/30'07YTD  6/30'07YTD
                                     --------------------------------------------------------------------------------------
 1 Net Interest Income (Fully           $49,731    $46,059      8.0%   $47,982      3.6%   $97,713    $92,973         5.1%
      Taxable Equivalent)
 2 Provision for Credit Losses              600         75    700.0%       600      0.0%     1,200        150       700.0%
 3 Noninterest Income:
 4 Life Insurance Gains                       0          0      n/m          0      n/m          0        822        n/m
 5 Gain on Sale of Visa Common Stock          0          0      n/m      5,698      n/m      5,698          0        n/m
 6 Investment Securities (Impairment)   (18,178)         0      n/m          0      n/m    (18,178)         0        n/m
 7 Other                                 14,335     14,700     -2.5%    13,680      4.8%    28,015     29,156        -3.9%
                                     ------------------------       -------------       ------------------------
 8 Total Noninterest Income              (3,843)    14,700   -126.1%    19,378   -119.8%    15,535     29,978       -48.2%
 9 Noninterest Expense:
10 VISA Litigation                            0          0      n/m     (2,338)     n/m     (2,338)         0        n/m
11 Other                                 26,337     24,706      6.6%    25,394      3.7%    51,731     49,370         4.8%
                                     ------------------------       -------------       ------------------------
12 Total Noninterest Expense             26,337     24,706      6.6%    23,056     14.2%    49,393     49,370         0.0%
                                     ------------------------       -------------       ------------------------
13 Income Before Taxes (FTE)             18,951     35,978              43,704              62,655     73,431
14 Income Tax Provision (FTE)             6,749     13,627    -50.5%    16,926    -60.1%    23,675     27,510       -13.9%
                                     ------------------------       -------------       ------------------------
15 Net Income                           $12,202    $22,351    -45.4%   $26,778    -54.4%   $38,980    $45,921       -15.1%
                                     ========================       =============       ========================

16 Average Shares Outstanding            28,916     29,938     -3.4%    28,861      0.2%    28,888     30,139        -4.2%
17 Diluted Average Shares Outstanding    29,392     30,365     -3.2%    29,210      0.6%    29,301     30,593        -4.2%

18 Operating Ratios:
19   Basic Earnings Per Share             $0.42      $0.75    -43.5%     $0.93    -54.8%     $1.35      $1.52       -11.4%
20   Diluted Earnings Per Share            0.42       0.74    -43.6%      0.92    -54.3%      1.33       1.50       -11.4%
21   Return On Assets (annualized)         1.15%      1.92%               2.43%               1.80%      1.97%
22   Return On Equity (annualized)         11.9%      21.9%               27.3%               19.4%      22.5%
23   Net Interest Margin (FTE)             5.16%      4.36%               4.79%               4.97%      4.38%
        (annualized)
24   Efficiency Ratio (FTE)                57.4%      40.7%               34.2%               43.6%      40.2%

25 Dividends Paid Per Share               $0.35      $0.34      2.9%     $0.34      2.9%     $0.69      $0.68         1.5%
26 Dividend Payout Ratio                     83%        46%                 37%                 52%        45%


2. Net Interest Income.


                                     (dollars in thousands)
                                                            Q2'08 /             Q2'08 /                       6/30'08YTD /
                                        Q2'08      Q2'07     Q2'07     Q1'08     Q1'08  6/30'08YTD 6/30'07YTD  6/30'07YTD
                                     --------------------------------------------------------------------------------------
 1 Interest and Fee Income (FTE)        $58,117    $64,875    -10.4%   $60,810     -4.4%  $118,927   $129,900        -8.4%
 2 Interest Expense                       8,386     18,816    -55.4%    12,828    -34.6%    21,214     36,927       -42.6%
                                     ------------------------       -------------       ------------------------
 3 Net Interest Income (FTE)            $49,731    $46,059      8.0%   $47,982      3.6%   $97,713    $92,973         5.1%
                                     ========================       =============       ========================

 4 Average Earning Assets            $3,865,110 $4,245,342     -9.0%$4,028,221     -4.0%$3,946,665 $4,266,357        -7.5%
 5 Average Interest-Bearing           2,590,406  2,926,090    -11.5% 2,771,526     -6.5% 2,680,966  2,943,515        -8.9%
      Liabilities
 6 Yield on Earning Assets (FTE)           6.03%      6.12%               6.06%               6.05%      6.12%
      (annualized)
 7 Cost of Funds (annualized)              0.87%      1.76%               1.27%               1.08%      1.74%
 8 Net Interest Margin (FTE)               5.16%      4.36%               4.79%               4.97%      4.38%
      (annualized)
 9 Interest Expense/Interest-Bearing
       Liabilities (annued)                1.30%      2.56%               1.85%               1.58%      2.51%
10 Net Interest Spread (FTE)               4.73%      3.56%               4.21%               4.47%      3.61%
      (annualized)


WESTAMERICA BANCORPORATION           Public Information July 15, 2008

3. Loans & Other Earning Assets.


                                     (average volume, dollars in thousands)
                                                            Q2'08 /             Q2'08 /                       6/30'08YTD /
                                        Q2'08      Q2'07     Q2'07     Q1'08     Q1'08  6/30'08YTD 6/30'07YTD  6/30'07YTD
                                     --------------------------------------------------------------------------------------
 1 Total Assets                      $4,257,325 $4,668,627     -8.8%$4,433,934     -4.0%$4,345,630 $4,691,007        -7.4%
 2 Total Earning Assets               3,865,110  4,245,342     -9.0% 4,028,221     -4.0% 3,946,665  4,266,357        -7.5%
 3 Total Loans                        2,439,062  2,516,114     -3.1% 2,477,666     -1.6% 2,458,364  2,518,085        -2.4%
 4   Commercial Loans                   609,082    626,270     -2.7%   616,994     -1.3%   613,037    621,400        -1.3%
 5   Commercial Real Estate Loans       843,793    883,942     -4.5%   850,504     -0.8%   847,149    892,261        -5.1%
 6   Consumer Loans                     986,187  1,005,902     -2.0% 1,010,168     -2.4%   998,178  1,004,424        -0.6%
 7 Total Investment Securities        1,426,048  1,729,228    -17.5% 1,550,555     -8.0% 1,488,301  1,748,272       -14.9%
 8   Available For Sale                 433,190    602,667    -28.1%   518,217    -16.4%   475,704    607,732       -21.7%
        (Market Value)
 9   Held To Maturity                   992,858  1,126,561    -11.9% 1,032,338     -3.8% 1,012,597  1,140,540       -11.2%
10       HTM Unrealized (Loss)           (3,052)   (18,668)     n/m     13,324      n/m     (3,052)   (18,668)       n/m
            Gain at Period-End
11 Loans / Deposits                        76.6%      74.5%               77.1%               76.9%      74.0%


4. Deposits &  Other Interest-Bearing Liabilities.


                                     (average volume, dollars in thousands)
                                                            Q2'08 /             Q2'08 /                       6/30'08YTD /
                                        Q2'08      Q2'07     Q2'07     Q1'08     Q1'08  6/30'08YTD 6/30'07YTD  6/30'07YTD
                                     --------------------------------------------------------------------------------------
 1 Total Deposits                    $3,183,812 $3,377,413     -5.7%$3,212,347     -0.9%$3,198,079 $3,402,548        -6.0%
 2   Noninterest Demand               1,186,921  1,267,032     -6.3% 1,199,604     -1.1% 1,193,262  1,269,036        -6.0%
 3   Interest-Bearing Transaction       547,574    577,554     -5.2%   546,417      0.2%   546,995    582,263        -6.1%
 4   Savings                            763,575    824,300     -7.4%   768,443     -0.6%   766,009    845,214        -9.4%
 5   Time greater than $100K            492,932    496,338     -0.7%   500,936     -1.6%   496,934    490,680         1.3%
 6   Time less than $100K               192,810    212,189     -9.1%   196,947     -2.1%   194,879    215,355        -9.5%
 7 Total Short-Term Borrowings          556,794    778,841    -28.5%   722,025    -22.9%   639,410    773,116       -17.3%
 8   Fed Funds Purchased                414,632    625,060    -33.7%   565,415    -26.7%   490,024    610,749       -19.8%
 9   Other Short-Term Funds             142,162    153,781     -7.6%   156,610     -9.2%   149,386    162,367        -8.0%
10 Long-Term Debt                        36,721     36,868     -0.4%    36,758     -0.1%    36,739     36,887        -0.4%
11 Shareholders' Equity                 412,263    408,564      0.9%   394,273      4.6%   403,268    411,791        -2.1%

12 Demand Deposits / Total Deposits        37.3%      37.5%               37.3%               37.3%      37.3%
13 Transaction & Savings Deposits /        78.5%      79.0%               78.3%               78.4%      79.2%
      Total Deposits


WESTAMERICA BANCORPORATION           Public Information July 15, 2008

5. Interest Yields Earned & Rates Paid.


                                     (dollars in thousands)
                                                   Q2'08                                   Q2'07
                                     -------------------------------   Q1'08   ---------------------------------
                                       Average    Income/  Yield */   Yield*/   Average   Income/    Yield*/
                                       Volume     Expense    Rate      Rate     Volume    Expense     Rate
                                     ---------------------------------------------------------------------------
 1 Interest & Fees Income Earned
 2   Total Earning Assets (FTE)      $3,865,110    $58,117     6.03%      6.06% $4,245,342 $64,875       6.12%
 3   Total Loans (FTE)                2,439,062     38,469     6.34%      6.48%  2,516,114  41,938       6.69%
 4     Commercial Loans (FTE)           609,082     10,364     6.84%      7.36%    626,270  12,496       8.00%
 5     Commercial Real Estate Loans     843,793     14,972     7.14%      7.07%    883,942  15,804       7.17%
 6     Consumer Loans                   986,187     13,133     5.36%      5.44%  1,005,902  13,638       5.44%
 7   Total Investment Securities      1,426,048     19,648     5.51%      5.40%  1,729,228  22,937       5.31%
        (FTE)
 8 Interest Expense Paid
 9   Total Earning Assets             3,865,110      8,386     0.87%      1.27%  4,245,342  18,816       1.76%
10   Total Interest-Bearing           2,590,406      8,386     1.30%      1.85%  2,926,090  18,816       2.56%
        Liabilities
11   Total Interest-Bearing Deposits  1,996,891      5,325     1.07%      1.46%  1,110,381   9,520       1.81%
12     Interest-Bearing Transaction     547,574        347     0.25%      0.33%    577,554     528       0.37%
13     Savings                          763,575      1,105     0.58%      0.70%    824,300   1,452       0.71%
14     Time less than $100K             192,810      1,354     2.82%      3.25%    212,189   1,751       3.31%
15     Time greater than $100K          492,932      2,519     2.06%      3.18%    496,338   5,789       4.68%
16   Total Short-Term Borrowings        556,794      2,483     1.77%      2.70%    778,841   8,718       4.43%
17     Fed Funds Purchased              414,632      2,220     2.12%      3.22%    625,060   8,294       5.25%
18     Other Short-Term Funds           142,162        263     0.74%      0.83%    153,781     424       1.11%
19   Long-Term Debt                      36,721        578     6.30%      6.29%     36,868     578       6.27%

20 Net Interest Income and Margin (FTE)            $49,731     5.16%      4.79%            $46,059       4.36%
   * Annualized


6. Noninterest Income.


                                     (dollars in thousands except per share amounts)
                                                            Q2'08 /             Q2'08 /                       6/30'08YTD /
                                        Q2'08      Q2'07     Q2'07     Q1'08     Q1'08  6/30'08YTD 6/30'07YTD  6/30'07YTD
                                     --------------------------------------------------------------------------------------
 1 Service Charges on Deposit            $7,529     $7,716     -2.4%    $7,296      3.2%   $14,825    $15,244        -2.8%
      Accounts
 2 Merchant Credit Card Income            2,712      2,768     -2.0%     2,580      5.1%     5,292      5,217         1.4%
 3 ATM Fees & Interchange                   763        714      6.9%       718      6.3%     1,481      1,391         6.5%
 4 Debit Card Fees                          978        960      1.9%       904      8.3%     1,882      1,856         1.4%
 5 Financial Services Commissions           274        363    -24.6%       230     18.9%       504        673       -25.1%
 6 Mortgage Banking Income                   27         33    -17.4%        40    -33.0%        67         62         7.7%
 7 Trust Fees                               377        304     24.0%       303     24.6%       680        641         6.1%
 8 Other Income                           1,675      1,842     -9.1%     1,609      4.1%     3,284      4,072       -19.3%
                                     ------------------------       -------------       ------------------------
 9 Sub-total                             14,335     14,700     -2.5%    13,680      4.8%    28,015     29,156        -3.9%
10 Life Insurance Gains                       0          0      n/m          0      n/m          0        822        n/m
11 Gain on Sale of Visa Common Stock          0          0      n/m      5,698      n/m      5,698          0        n/m
12 Investment Securities (Impairment)   (18,178)         0      n/m          0      n/m    (18,178)         0        n/m
                                     ------------------------       -------------       ------------------------
13 Total Noninterest Income             ($3,843)   $14,700   -126.1%   $19,378   -119.8%   $15,535    $29,978       -48.2%
                                     ========================       =============       ========================
14 Operating Ratios:
15    Total Revenue (FTE)               $45,888    $60,759    -24.5%   $67,360    -31.9%  $113,248   $122,951        -7.9%
16    Noninterest Income / Revenue         -8.4%      24.2%               28.8%               13.7%      24.4%
         (FTE)
17    Service Charges / Deposits           0.95%      0.92%               0.91%               0.93%      0.90%
      (annualized)
18    Total Revenue Per Share             $6.38      $8.14    -21.6%     $9.39    -32.0%     $7.88      $8.23        -4.2%
      (annualized)


WESTAMERICA BANCORPORATION           Public Information July 15, 2008

7. Noninterest Expense.


                                     (dollars in thousands)
                                                            Q2'08 /             Q2'08 /                       6/30'08YTD /
                                        Q2'08      Q2'07     Q2'07     Q1'08     Q1'08  6/30'08YTD 6/30'07YTD  6/30'07YTD
                                     --------------------------------------------------------------------------------------
 1 Salaries & Benefits                  $13,065    $12,622      3.5%   $12,984      0.6%   $26,049    $25,189         3.4%
 2 Occupancy                              3,443      3,342      3.0%     3,390      1.6%     6,833      6,633         3.0%
 3 Equipment                              1,001      1,147    -12.7%       921      8.7%     1,922      2,284       -15.9%
 4 Data Processing                        2,105      1,543     36.4%     2,120     -0.7%     4,225      3,066        37.8%
 5 Courier                                  824        857     -3.9%       829     -0.6%     1,653      1,705        -3.0%
 6 Postage                                  390        396     -1.6%       383      1.7%       773        806        -4.2%
 7 Telephone                                346        354     -2.2%       335      3.1%       681        714        -4.5%
 8 Professional Fees                        683        409     67.1%       536     27.6%     1,219        904        34.8%
 9 Stationery & Supplies                    285        269      6.3%       279      2.5%       564        583        -3.3%
10 Loan Expense                             233        171     36.3%       170     36.8%       403        338        19.1%
11 Operational Losses                       196        171     14.6%       184      6.3%       380        331        15.0%
12 Amortization of Identifiable             788        893    -11.8%       858     -8.2%     1,646      1,868       -11.9%
      Intangibles
13 Other Operating                        2,978      2,532     17.6%     2,405     23.8%     5,383      4,949         8.8%
                                     ------------------------       -------------       ------------------------
14 Sub-total                             26,337     24,706      6.6%    25,394      3.7%    51,731     49,370         4.8%
15 VISA Litigation                            0          0      n/m     (2,338)     n/m     (2,338)         0        n/m
                                     ------------------------       -------------       ------------------------
16 Total Noninterest Expense            $26,337    $24,706      6.6%   $23,056     14.2%   $49,393    $49,370         0.0%
                                     ========================       =============       ========================

17 Full Time Equivalent Staff               892        910     -2.0%       886      0.7%       889        901        -1.3%
18 Average Assets /  Full Time           $4,773     $5,130     -7.0%    $5,004     -4.6%    $4,888     $5,206        -6.1%
      Equivalent Staff
19 Operating Ratios:
20    FTE Revenue / Full Time              $207       $268    -22.7%      $306    -32.3%      $256       $275        -6.9%
         Equiv. Staff (annualized)
21    Noninterest Expense / Earning        2.74%      2.33%               2.30%               2.52%      2.33%
         Assets (annualized)
22    Noninterest Expense /                57.4%      40.7%               34.2%               43.6%      40.2%
         FTE Revenues


WESTAMERICA BANCORPORATION           Public Information July 15, 2008

8. Provision for Credit Losses.


                                     (dollars in thousands)
                                                            Q2'08 /             Q2'08 /                       6/30'08YTD /
                                        Q2'08      Q2'07     Q2'07     Q1'08     Q1'08  6/30'08YTD 6/30'07YTD  6/30'07YTD
                                     --------------------------------------------------------------------------------------
 1 Provision for Credit Losses             $600        $75    700.0%      $600      0.0%    $1,200       $150       700.0%
 2 Gross Loan Losses                      2,208      2,244     -1.6%     1,537     43.6%     3,745      3,488         7.3%
 3 Net Loan Losses                        1,870      1,491     25.4%       872    114.4%     2,742      2,007        36.6%
 4 Recoveries / Gross Loan Losses            15%        34%                 43%                 27%        42%
 5 Average Total Loans               $2,439,062 $2,516,114     -3.1%$2,477,666     -1.6%$2,458,364 $2,518,085        -2.4%
 6 Net Loan Losses / Loans                 0.31%      0.24%               0.14%               0.22%      0.16%
      (annualized)
 7 Provision for Credit Losses /           0.10%      0.01%               0.10%               0.10%      0.01%
      Loans (annualized)
 8 Provision for Credit Losses /           32.1%       5.0%               68.8%               43.8%       7.5%
      Net Loan Losses


9. Credit Quality.


                                     (dollars in thousands)
                                                           06/30/08 /          06/30/08 /
                                     06/30/2008 06/30/2007 06/30/20003/31/2008 03/31/20012/31/2007 09/30/2007  03/31/2007
                                     --------------------------------------------------------------------------------------
 1 Nonperforming Nonaccrual Loans       $11,713     $3,140    273.0%    $3,728    214.2%    $3,164     $3,132      $2,341
 2 Performing Nonaccrual Loans               28      1,898    -98.5%     1,652    -98.3%     1,688      1,695       2,459
                                     ------------------------       -------------       -----------------------------------
 3 Total Nonaccrual Loans                11,741      5,038    133.1%     5,380    118.2%     4,852      4,827       4,800
 4 Accruing Loans 90+ Days Past Due         254        179     41.9%       268     -5.2%       297        251          82
                                     ------------------------       -------------       -----------------------------------
 5 Total Nonperforming Loans             11,995      5,217    129.9%     5,648    112.4%     5,149      5,078       4,882
 6 Repossessed Collateral                   920        613     50.0%       954     -3.6%       613        613         647
 7 Total Nonperforming Loans &       ------------------------       -------------       -----------------------------------
 8     Repossessed Collateral           $12,915     $5,830    121.5%    $6,602     95.6%    $5,762     $5,691      $5,529
                                     ========================       =============       ===================================
 9 Classified Loans                     $33,546    $22,498     49.1%   $33,303      0.7%   $24,419    $21,403     $18,439
                                     ========================       =============       ===================================

10 Allowance for Loan Losses            $50,964    $53,473     -4.7%   $52,234     -2.4%   $52,506    $52,938     $54,889
11 Total Loans Outstanding            2,431,011  2,521,738     -3.6% 2,448,320     -0.7% 2,502,976  2,511,374   2,519,898
12 Total Assets                       4,188,868  4,647,069     -9.9% 4,342,302     -3.5% 4,558,959  4,657,016   4,748,829

13 Allowance for Loan Losses /             2.10%      2.12%               2.13%               2.10%      2.11%       2.18%
      Total Loans
14 Nonperforming Loans / Total Loans       0.49%      0.21%               0.23%               0.21%      0.20%       0.19%
15 Nonperforming Loans & Repossessed
16     Collateral/Total Assets             0.31%      0.13%               0.15%               0.13%      0.12%       0.12%
17 Allowance/Nonperforming Loans            425%      1025%                925%               1020%      1042%       1124%
18 Allowance for Loan Losses /              152%       238%                157%                215%       247%        298%
      Classified Loans
19 Classified Loans /
20   (Equity + Allowance for                7.3%       4.9%                7.4%                5.5%       4.7%        3.9%
        Loan Losses)


WESTAMERICA BANCORPORATION           Public Information July 15, 2008

10.Capital.


                                     (dollars in thousands, except per-share amounts)
                                                           06/30/08 /          06/30/08 /
                                     06/30/2008 06/30/2007 06/30/20003/31/2008 03/31/20012/31/2007 09/30/2007  03/31/2007
                                     --------------------------------------------------------------------------------------
 1 Shareholders' Equity                $410,445   $407,982      0.6%  $399,109      2.8%  $394,603   $403,651    $419,810
 2 Tier I Regulatory Capital            290,864    286,818      1.4%   283,768      2.5%   278,970    283,015     293,382
 3 Total Regulatory Capital             327,631    326,582      0.3%   321,819      1.8%   318,089    322,598     333,658

 4 Total Assets                       4,188,868  4,647,069     -9.9% 4,342,302     -3.5% 4,558,959  4,657,016   4,748,829
 5 Risk-Adjusted Assets               2,485,553  3,014,947    -17.6% 2,914,007    -14.7% 2,986,737  3,017,668   3,043,445

 6 Shareholders' Equity /                  9.80%      8.78%               9.19%               8.66%      8.67%       8.84%
      Total Assets
 7 Shareholders' Equity / Total Loans     16.88%     16.18%              16.30%              15.77%     16.07%      16.66%

 8 Tier I Capital /Total Assets            6.94%      6.17%               6.53%               6.12%      6.08%       6.18%
 9 Tier I Capital /                       10.22%      9.51%               9.74%               9.33%      9.38%       9.64%
      Risk-Adjusted Assets
10 Total Capital /                        11.51%     10.83%              11.04%              10.64%     10.69%      10.96%
      Risk-Adjusted Assets
11 Shares Outstanding                    28,889     29,732     -2.8%    28,772      0.4%    29,018     29,378      30,158
12 Book Value Per Share                  $14.21     $13.72      3.5%    $13.87      2.4%    $13.60     $13.74      $13.92
13 Market Value Per Share                $52.59     $44.24     18.9%    $52.60     -0.0%    $44.55     $49.81      $48.17

</TABLE

<APTION>


14 Share Repurchase Programs
                                     (shares in thousands)
                                                            Q2'08 /             Q2'08 /                       6/30'08YTD /
                                        Q2'08      Q2'07     Q2'07     Q1'08     Q1'08  6/30'08YTD 6/30'07YTD  6/30'07YTD
                                     --------------------------------------------------------------------------------------
                                         <C         <C
15 Total Shares Repurchased /               172        456    -62.4%       424    -59.5%       596        904       -34.1%
      Canceled
16   Average Repurchase Price            $54.89     $46.77     17.4%    $47.68     15.1%    $49.76     $48.12         3.4%
17 Net Shares (Issued) Repurchased         (117)       426   -127.6%       246   -147.7%       129        815       -84.2%


WESTAMERICA BANCORPORATION           Public Information July 15, 2008

11.Period-End Balance Sheets.


                                     (unaudited, dollars in thousands)
                                                           06/30/08 /          06/30/08 /
                                     06/30/2008 06/30/2007 06/30/20003/31/2008 03/31/20012/31/2007 09/30/2007  03/31/2007
                                     --------------------------------------------------------------------------------------
 1 Assets:
 2   Cash and Money Market Assets      $134,432   $164,390    -18.2%  $139,957     -3.9%  $210,097   $219,960    $208,734

 3   Investment Securities              391,028    582,959    -32.9%   477,686    -18.1%   532,821    570,086     602,220
        Available For Sale
 4   Investment Securities              978,298  1,104,132    -11.4% 1,016,613     -3.8% 1,045,288  1,081,009   1,142,382
        Held to Maturity
 5   Loans, gross                     2,431,011  2,521,738     -3.6% 2,448,320     -0.7% 2,502,976  2,511,374   2,519,898
 6   Allowance For Loan Losses          (50,964)   (53,473)    -4.7%   (52,234)    -2.4%   (52,506)   (52,938)    (54,889)
                                     ------------------------       -------------       -----------------------------------
 7   Loans, net                       2,380,047  2,468,265     -3.6% 2,396,086     -0.7% 2,450,470  2,458,436   2,465,009
                                     ------------------------       -------------       -----------------------------------
 8   Premises and Equipment              27,460     29,169     -5.9%    28,031     -2.0%    28,380     28,666      29,643
 9   Identifiable Intangible Assets      16,784     20,215    -17.0%    17,571     -4.5%    18,429     19,322      21,108
10   Goodwill                           121,719    121,719      0.0%   121,719      0.0%   121,719    121,719     121,719
11   Interest Receivable and            139,100    156,220    -11.0%   144,639     -3.8%   151,755    157,818     158,014
        Other Assets                 ------------------------       -------------       -----------------------------------
12 Total Assets                      $4,188,868 $4,647,069     -9.9%$4,342,302     -3.5%$4,558,959 $4,657,016  $4,748,829
                                     ========================       =============       ===================================
13 Liabilities and Shareholders' Equity:
14   Deposits:
15     Noninterest Bearing           $1,195,004 $1,266,941     -5.7%$1,202,165     -0.6%$1,245,500 $1,251,572  $1,293,920
16     Interest-Bearing Transaction     527,109    554,036     -4.9%   542,468     -2.8%   544,411    549,263     584,026
17     Savings                          754,677    809,791     -6.8%   749,471      0.7%   760,006    806,797     851,800
18     Time                             686,702    704,264     -2.5%   700,534     -2.0%   714,873    732,582     714,626
                                     ------------------------       -------------       -----------------------------------
19   Total Deposits                   3,163,492  3,335,032     -5.1% 3,194,638     -1.0% 3,264,790  3,340,214   3,444,372
                                     ------------------------       -------------       -----------------------------------
20   Short-Term Borrowed Funds          514,131    809,261    -36.5%   635,264    -19.1%   798,599    815,101     776,781
21   Debt Financing and Notes Payable    36,699     36,846     -0.4%    36,736     -0.1%    36,773     36,809      36,883
22   Liability For Interest, Taxes       64,101     57,948     10.6%    76,555    -16.3%    64,194     61,241      70,983
        and Other                    ------------------------       -------------       -----------------------------------

23 Total Liabilities                  3,778,423  4,239,087    -10.9% 3,943,193     -4.2% 4,164,356  4,253,365   4,329,019
                                     ------------------------       -------------       -----------------------------------
24 Shareholders' Equity:
25   Paid-In Capital                   $351,157   $338,290      3.8%  $339,468      3.4%  $337,201   $337,627    $341,724
26   Accumulated Other Comprehensive
27         Income (Loss)                  1,074       (777)  -238.2%    (3,954)  -127.2%    (4,520)      (412)      3,593
28   Retained Earnings                   58,214     70,469    -17.4%    63,595     -8.5%    61,922     66,435      74,493
                                     ------------------------       -------------       -----------------------------------
29 Total Shareholders' Equity           410,445    407,982      0.6%   399,109      2.8%   394,603    403,651     419,810
                                     ------------------------       -------------       -----------------------------------
30 Total Liabilities and             $4,188,868 $4,647,069     -9.9%$4,342,302     -3.5%$4,558,959 $4,657,016  $4,748,829
      Shareholders' Equity           ========================       =============       ===================================


WESTAMERICA BANCORPORATION           Public Information July 15, 2008

12.Income Statements.


                                     (unaudited, dollars in thousands, except per-share amounts)
                                                            Q2'08 /             Q2'08 /                       6/30'08YTD /
                                        Q2'08      Q2'07     Q2'07     Q1'08     Q1'08  6/30'08YTD 6/30'07YTD  6/30'07YTD
                                     --------------------------------------------------------------------------------------
                                                                                           <C >
 1 Interest and Fee Income:
 2   Loans                              $37,274    $40,727     -8.5%   $38,732     -3.8%   $76,006    $80,894        -6.0%
 3   Money Market Assets and                  1          2      n/m          1      n/m          2          3        n/m
        Funds Sold
 4   Investment Securities                4,942      6,841    -27.8%     5,802    -14.8%    10,744     13,963       -23.1%
        Available For Sale
 5   Investment Securities               10,438     11,771    -11.3%    10,859     -3.9%    21,297     23,854       -10.7%
        Held to Maturity             ------------------------       -------------       ------------------------

 6 Total Interest Income                 52,655     59,341    -11.3%    55,394     -4.9%   108,049    118,714        -9.0%
                                     ------------------------       -------------       ------------------------
 7 Interest Expense:
 8   Transaction Deposits                   347        528    -34.3%       452    -23.3%       799      1,051       -24.0%
 9   Savings Deposits                     1,105      1,452    -23.9%     1,330    -16.9%     2,435      2,861       -14.9%
10   Time Deposits                        3,873      7,540    -48.6%     5,546    -30.2%     9,419     14,845       -36.6%
11   Short-Term Borrowed Funds            2,483      8,718    -71.5%     4,922    -49.6%     7,405     17,014       -56.5%
12   Debt Financing and Notes Payable       578        578     -0.0%       578     -0.0%     1,156      1,156        -0.0%
                                     ------------------------       -------------       ------------------------
13 Total Interest Expense                 8,386     18,816    -55.4%    12,828    -34.6%    21,214     36,927       -42.6%
                                     ------------------------       -------------       ------------------------
14 Net Interest Income                   44,269     40,525      9.2%    42,566      4.0%    86,835     81,787         6.2%
                                     ------------------------       -------------       ------------------------
15 Provision for Credit Losses              600         75    700.0%       600      0.0%     1,200        150       700.0%
                                     ------------------------       -------------       ------------------------
16 Noninterest Income:
17   Service Charges on                   7,529      7,716     -2.4%     7,296      3.2%    14,825     15,244        -2.8%
        Deposit Accounts
18   Merchant Credit Card                 2,712      2,768     -2.0%     2,580      5.1%     5,292      5,217         1.4%
19   ATM Fees & Interchange                 763        714      6.9%       718      6.3%     1,481      1,391         6.5%
20   Debit Card Fees                        978        960      1.9%       904      8.3%     1,882      1,856         1.4%
21   Financial Services Commissions         274        363    -24.6%       230     18.9%       504        673       -25.1%
22   Mortgage Banking                        27         33    -17.4%        40    -33.0%        67         62         7.7%
23   Trust Fees                             377        304     24.0%       303     24.6%       680        641         6.1%
24   Life Insurance Gains                     0          0      n/m          0      n/m          0        822        n/m
25   Gain on Sale of Visa                     0          0      n/m      5,698      n/m      5,698          0        n/m
        Common Stock
26   Investment Securities              (18,178)         0      n/m          0      n/m    (18,178)         0        n/m
        (Impairment)
27   Other                                1,675      1,842     -9.1%     1,609      4.1%     3,284      4,072       -19.3%
                                     ------------------------       -------------       ------------------------
28 Total Noninterest Income              (3,843)    14,700   -126.1%    19,378   -119.8%    15,535     29,978       -48.2%
                                     ------------------------       -------------       ------------------------
29 Noninterest Expense:
30   Salaries and Related Benefits       13,065     12,622      3.5%    12,984      0.6%    26,049     25,189         3.4%
31   Occupancy                            3,443      3,342      3.0%     3,390      1.6%     6,833      6,633         3.0%
32   Equipment                            1,001      1,147    -12.7%       921      8.7%     1,922      2,284       -15.9%
33   Data Processing                      2,105      1,543     36.4%     2,120     -0.7%     4,225      3,066        37.8%
34   Professional Fees                      683        409     67.1%       536     27.6%     1,219        904        34.8%
35   VISA Litigation                          0          0      n/m     (2,338)     n/m     (2,338)         0        n/m
36   Other                                6,040      5,643      7.0%     5,443     11.0%    11,483     11,294         1.7%
                                     ------------------------       -------------       ------------------------
37 Total Noninterest Expense             26,337     24,706      6.6%    23,056     14.2%    49,393     49,370         0.0%
                                     ------------------------       -------------       ------------------------
38 Income Before Income Taxes            13,489     30,444    -55.7%    38,288    -64.8%    51,777     62,245       -16.8%
39 Provision for Income Taxes             1,287      8,093    -84.1%    11,510    -88.8%    12,797     16,324       -21.6%
                                     ------------------------       -------------       ------------------------
40 Net Income                           $12,202    $22,351    -45.4%   $26,778    -54.4%   $38,980    $45,921       -15.1%
                                     ========================       =============       ========================

41 Average Shares Outstanding            28,916     29,938     -3.4%    28,861      0.2%    28,888     30,139        -4.2%
42 Diluted Average Shares Outstanding    29,392     30,365     -3.2%    29,210      0.6%    29,301     30,593        -4.2%

43 Per Share Data:
44   Basic Earnings                       $0.42      $0.75    -43.5%     $0.93    -54.8%     $1.35      $1.52       -11.4%
45   Diluted Earnings                      0.42       0.74    -43.6%      0.92    -54.3%      1.33       1.50       -11.4%
46   Dividends Paid                        0.35       0.34      2.9%      0.34      2.9%      0.69       0.68         1.5%
